UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2008

PSS WORLD MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number: 0-23832

Florida	59-2280364
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

4345 Southpoint Blvd.
Jacksonville, Florida	32216
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (904) 332-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The exhibits to this report on Form 8-K contain statements that are not historical facts, including, but not limited to, statements regarding anticipated growth in revenue, gross and operating margins, cash flow from operations and earnings, statements regarding the Company’s current business strategy, the Company’s ability to complete and integrate acquired businesses and generate acceptable rates of return, the Company’s projected sources and uses of cash, and the Company’s plans for future development and operations, are based upon current expectations. Specifically, forward-looking statements in this presentation include, without limitation, the Company’s expected results in GAAP EPS, revenue, operating margins, operating cash flow and capital expenditures for fiscal year 2009; the Company’s acquisition strategy for fiscal year 2009; and the ability to sustain revenue and operating margin growth, as well as other expectations of growth and financial and operational performance. These statements are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause results to differ materially are the following: pricing and customer credit quality pressures; the loss of any of our distributorship agreements and our reliance on relationships with our vendors; our reliance on a limited number of elder care customers; the availability of sufficient capital to finance the Company’s business plans on terms satisfactory to the Company; competitive factors; the ability of the Company to adequately defend or reach a settlement of outstanding litigations and investigations involving the Company or its management; changes in labor, equipment and capital costs; changes in regulations affecting the Company’s business, such as the Medicare reimbursements and cliffs, changes in malpractice insurance rates and tort reform; future acquisitions or strategic partnerships; general business and economic conditions; and other factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission. Many of these factors are outside the control of the Company. The Company wishes to caution readers not to place undue reliance on any such forward looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company also wishes to caution readers that it undertakes no duty or is under no obligation to update or revise any forward-looking statements.

Item 2.02. Disclosure of Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition and Item 7.01, Regulation FD Disclosure.

On May 7, 2008, PSS World Medical, Inc. (the “Company”) issued a press release announcing that the Company will provide an online Web simulcast of the Company’s Investor Day meeting on Thursday, May 22, 2008, from 9:00 a.m. to 11.00 a.m., Eastern Time. Attached as Exhibit 99.1 to this report are copies of the written materials (slides) that will be displayed during the simulcast. These materials are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Slides for online Web simulcast of the Company’s Investor Day meeting on Thursday, May 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2008

PSS WORLD MEDICAL, INC.

By:	/s/ David M. Bronson
Name:	David M. Bronson
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Slides for online Web simulcast of the Company’s Investor Day meeting on Thursday, May 22, 2008.